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                                                                    EXHIBIT 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-15207, 333-67645, 333-32139 and 333-47205) of
our report dated March 31, 1999 appearing on page 27 of CCC Information Services Group Inc.'s Annual Report on Form 10-K for the year ended
December 31, 1998.



PricewaterhouseCoopers LLP

Chicago, Illinois
March 31, 1999